Exhibit 10.1

EXECUTED VERSION

JPMORGAN CHASE BANK, N.A.
277 Park Avenue, 36th Floor
New York, New York 10017

August 1, 2025

731 Commercial LLC
731 Retail One LLC
c/o Vornado Realty Trust
210 Route 4 East
Paramus, New Jersey 07652

Ladies and Gentlemen:

    Reference is hereby made to that certain Loan Agreement, dated August 5, 2015 (as amended and in effect from time to time, the “Loan Agreement”), among 731 Retail One LLC, a Delaware limited liability company, and 731 Commercial LLC, a Delaware limited liability company, jointly and severally as borrower (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (together with its successors and/or assigns, “Administrative Agent”), and the other lenders party hereto (the “Lenders”). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. This letter amends the Loan Agreement to the extent provided herein.

    Effective as of August 5, 2025, the definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

        ““Maturity Date” means the earlier of (a) October 3, 2025, or (b) any earlier date on which all of the Loans are required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents; provided, however, with the written consent of each Lender (in its sole discretion), the foregoing October 3, 2025 date may be extended to November 3, 2025.”

    The Loan Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

    This letter agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. To facilitate execution of this letter, the parties may exchange by facsimile or electronic mail (e-mail) (which shall include but not be limited to electronic attachments in ‘pdf’ or ‘tif’ formats containing counterparts of this signature page), which shall be effective as original signature pages for all purposes. This letter shall be governed by, and construed in accordance with, laws of the State of New York.

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Very truly yours,

ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A.
By:    /s/ Andrew Bergman
Name: Andrew Bergman
Title:Vice President

LENDERS:
JPMORGAN CHASE BANK, N.A.
By:    /s/ Andrew Bergman
Name: Andrew Bergman
Title:Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Brianne Hanifin
Name: Brianne Hanifin
Title: Executive Director

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LANDESBANK BADEN-WÜRTTEMBERG,
NEW YORK BRANCH.
By:    /s/ David McGannon
Name: David McGannon
Title: Director

By:    /s/ Alexander Joerg
Name: Alexander Joerg
Title: Managing Director

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THE BANK OF NEW YORK MELLON

By:    /s/ Carol Murray
Name: Carol Murray
Title: Director

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ACCEPTED AND AGREED:

BORROWER:
731 RETAIL ONE LLC,
a Delaware limited liability company
By:    731 Commercial LLC,
a Delaware limited liability company,
its sole member
By:    731 Commercial Holding LLC,
a Delaware limited liability company,
its sole member
By:    Alexander’s, Inc.,
a Delaware corporation,
its sole member
By:    /s/ Steven J. Borenstein
Name: Steven J. Borenstein
Title: Secretary
731 COMMERCIAL LLC,
a Delaware limited liability company,
its sole member
By:    731 Commercial Holding LLC,
a Delaware limited liability company,
its sole member
By:    Alexander’s, Inc.,
a Delaware corporation,
its sole member
By:        /s/ Steven J. Borenstein
Name: Steven J. Borenstein
Title: Secretary

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CONSENTED TO, ACKNOWLEDGED AND AGREED:
GUARANTOR:
ALEXANDER’S, INC.,
a Delaware corporation
By:    /s/ Steven J. Borenstein
Name: Steven J. Borenstein
Title: Secretary